                                                                  Exhibit 10.10


                                      LEASE

      This Lease made and entered into as of this 30th day of June, 1993, by and between Rockhill Limited Partnership, and its successors and assigns (the "Lessor") and Mayflower Contract Services, Inc. (the "Lessee"),

      WITNESSETH:

      1. LEASED PREMISES: LESSOR hereby agrees to lease to LESSEE and LESSEE hereby agrees to lease from LESSOR the premises owned by LESSOR commonly known as 6810 Prescott, St. Louis, Missouri, as more particularly described on Exhibit A attached hereto (the "Leased Premises".).

      2. TERM, RENT AND OPTIONS: This Lease covering the Leased Premises shall be for an original term commencing July 15, 1993, through June 30, 1996. Rent shall be payable monthly in advance, on the first day of each month in the following amounts: July 15, 1993, to June 30, 1994, at a rate of $7,500 per month; July 1, 1994, to June 30, 1995, at a rate of $7,800 per month; and July 1, 1995, to June 30, 1996, at a rate of $8,l00 per month.

            LESSOR or LESSEE shall have the option between March 1 and March, 31 of each year to cancel or terminate this lease agreement effective June 30 of that specific year.

            Any monthly payment during the original term of this Lease, or any renewal term which is not received by the LESSOR by the tenth day of the month in which such payment is due shall be accompanied by an additional payment equal to five percent (5%) of the delinquent payment. The additional payment shall constitute additional rent under this Lease and shall be immediately due and payable.

      3. SECURITY DEPOSIT: LESSEE shall deliver to LESSOR upon commencement of this Lease a security deposit in the amount of $15,O00. LESSOR shall hold the security deposit without liability for interest thereon and shall return said security deposit, less any rents or additional rents due hereunder and less any amounts necessary to repair damages to the Leased Premises, to the LESSEE promptly upon termination of this Lease.

      4. POSSESSION AT BEGINNING OF TERM: LESSOR shall give possession at the beginning of the term of this Lease.

      5. INSURANCE: LESSEE shall, at its own cost and expense, obtain and maintain extended coverage insurance for fire, windstorm, hail, earthquake, vandalism and malicious mischief, in an amount not less than 100% of the Leased Premises' replacement value, subject to a deductible amount of One Hundred Thousand Dollars ($100,000), and will keep such insurance in full force and effect during the entire term of the Lease, including all extension periods. All insurance against damage to the Leased Premises against fire or other casualty provided by LESSEE as required in this Paragraph shall be carried in favor of LESSOR and LESSEE as their interests may appear. LESSEE also agrees to maintain public liability insurance on the Premises in an amount not less than One Million Dollars ($1,000,000) combined single limit, for property damage, bodily injury and death. Lessor shall be an additional insured under the public liability policy.

            LESSEE is self-insured to the extent of any deductible permitted by this Paragraph and shall indemnify LESSOR from and against any loss, cost, expense or damage arising out of the existence of any such deductible. LESSEE shall furnish LESSOR certificates indicating that the insurance policies are in full force and effect and that the policies may not be canceled unless ten (10) day's prior written notice of the proposed cancellation has been given to LESSOR.

      6. ASSIGNMENT AND SUBLEASE: LESSEE shall not assign, transfer, or encumber this Lease and shall not sublease the Leased Premises or any part thereof or allow any other person to be in possession thereof without the prior written consent of LESSOR. LESSOR shall not unreasonably withhold consent for LESSEE to sublease the whole or any part of the Leased Premises.

      7. ACCEPTANCE, MAINTENANCE, AND REPAIR: LESSEE has inspected and knows the condition of the Leased Premises and accepts the same in their present condition (subject to ordinary wear, tear, and deterioration in the event the term commences after the date hereof and to the rights of present or former occupant or occupants, if any, to remove movable property).

            LESSEE shall take good care of the Leased Premises and the equipment and fixtures therein (including heating and air conditioning equipment) and shall keep the same in good working order and condition, including particularly protecting water pipes, heating and air conditioning equipment, plumbing, fixtures, appliances, and sprinkler system from becoming frozen, and shall keep the Leased Premises and the approaches, sidewalks, fences, parking lots and the alleys adjacent thereto, if any, clean and sightly and free from ice, snow, trash and weeds. At the expiration of the term, LESSEE shall surrender the premises broom clean, in as good condition as the reasonable use thereof will permit.

            LESSEE shall keep in repair, the roof, exterior and walls, gutters and downspouts of the premises in any building of which they are a part.

            LESSEE shall bear the entire cost of routine maintenance and repair of the Leased Premises. LESSEE shall bear only that pro rata portion of the cost of major repair of a piece of equipment on the Leased Premises with a cost in excess of $1,500 and with a useful life of five (5) or more years, which shall apply to the remainder of the term of the Lease, including available options, at the time such repair costs are incurred; provided LESSOR shall not be liable to pay any portion of the cost of such repairs due and owing to LESSEE'S failure to maintain the Leased Premises in accordance with the terms of this Lease.

            Should LESSEE fail within 30 days after written notice from LESSOR to LESSEE to make any maintenance or repairs required by this Lease, LESSOR may arrange to make the same on LESSEE'S behalf and the cost of said maintenance and repairs shall be additional rent under this Lease and shall be immediately due and payable.

      8. LESSOR'S RIGHT OF ENTRY: LESSOR or LESSOR's agent may enter the Leased Premises at reasonable hours to examine the same and to do any LESSOR may be required to do hereunder or which LESSOR may deem necessary for the good of the Leased Premises or any building of which they are a part; and, during the last 180 days of this Lease, LESSOR may display a "For Rent" sign on, and show the Leased Premises.

      9. DAMAGE BY CASUALTY: In case, during the term created or previous thereto, the Leased Premises hereby let, or the building on which said Leased Premises are a part, shall be destroyed or shall be so damaged by fire or other casualty, as to become untenantable, then in such event, at the option of the LESSOR, the term hereby created shall cease, and this Lease shall become null and void from the date of such damage or destruction and the LESSEE shall immediately surrender said Leased Premises and all interest therein to LESSOR, and LESSEE shall pay rent within said term only to the time of such surrender; provided, however, that LESSOR shall exersize such option to so terminate this Lease by notice in writing delivered to LESSEE within one hundred twenty (120) days after such damage or destruction. In case LESSOR shall not so elect to terminate this Lease, in such event, this Lease shall continue in full force and effect and the LESSOR shall repair the leased premises within one hundred eighty
(180) days, placing the same in approximately as good a condition as they were at the time of the damage or destruction, and for that purpose may enter said Leased Premises and rent shall abate in proportion to the extent and duration of untenantability. In either event, LESSEE shall remove all rubbish, debris, merchandise, furniture, equipment and other of its personal property, within five (5) days after the request of the LESSOR. If the Leased Premises shall be but slightly injured by fire the elements so as not to render the same untenantable and unfit for occupancy, then the LESSOR shall repair the same within ninety (90) days, and in that case the rent shall not abate. No compensation or claim shall be made by or allowed to the LESSEE by reason of any inconvenience or annoyance arising from the necessity of repairing any portion of the building or the Leased Premises, however the necessity may occur. In the event the

LESSOR elects to repair the Leased Premises but fails to complete the repairs as required herein, then LESSEE may terminate the Lease upon sixty (60) day's written notice to LESSOR.

      10. PERSONAL PROPERTY: LESSOR shall not be liable for any loss or damage to any merchandise or personal property in or about the Leased Premises, regardless of the cause of such loss or damage.

      11. PERSONAL INJURY: LESSOR shall not be liable for any personal injury occurring on the Leased Premises, regardless of the cause of such personal injury. LESSEE shall indemnify and hold LESSOR harmless for any such personal injury.

      12. ALTERATIONS: LESSEE shall not make any alterations or additions in or to the Leased Premises without the prior written consent of LESSOR.

      13. UTILITIES AND SERVICES: LESSEE shall furnish and pay for all electricity, gas, fuel, sewer, water and any services or utilities used in or assessed against the Leased Premises.

      14. PUBLIC REQUIREMENTS: LESSEE shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the Leased Premises or the use thereof (including, but not limited to, fueling equipment), and save LESSOR harmless from expense or damage resulting from failure to do so. The provisions of this Paragraph shall not apply to the fueling equipment currently installed on the Leased Premises unless placed in use by LESSEE.

      15. FIXTURES: All building, repairs, alterations, additions, improvements, installations, equipment and fixtures, by whomsoever installed or erected (except such business trade fixtures belonging to LESSEE as can be removed without damage to or leaving incomplete the Leased Premises or building) shall belong to LESSOR and remain on and be surrendered with the Leased Premises as a part thereof, at the expiration of this lease or any extension thereof, unless LESSOR shall request removal of such and the repair of the damage caused thereby.

      16. REAL ESTATES TAXES: LESSEE shall pay the real estate taxes, both general and special, payable with respect to the Leased Premises during any lease year during the term hereof. Should LESSEE fail to pay the real estate taxes prior said taxes becoming delinquent, LESSOR may pay said taxes on LESSEE'S behalf and the cost of said taxes shall be additional rent under this Lease and shall be immediately due and payable.

      17. EMINENT DOMAIN: If the Leased Premises or any substantial part thereof shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi public use or purpose, the term of this Lease shall cease and terminate upon the date when the possession of said Leased Premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award, and LESSEE shall have no claim against LESSOR for the value of any unexpired term of this Lease. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of LESSOR'S building or the land under it or if the grade of any street or alley adjacent to the building is changed by any competent authority and such change of grade makes it necessary or desirable to remodel the building to conform to the changed grade, LESSOR shall have the right to cancel this Lease after having given written notice of cancellation to LESSEE not less than ninety (90) days prior to the date of cancellation designated in the notice. In either of said events, rent at the then current rate shall be apportioned as the date of the termination. No money or other consideration shall be payable by the LESSOR to the LESSEE for the right of cancellation and the LESSEE shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. Nothing in this Paragraph shall preclude an award being made to LESSEE by the condemning authority for loss of business or depreciation to and cost of removal of equipment or fixtures.

      18. SUBROGATION: As part of the consideration of this Lease, each of the parties hereto does hereby release the other party hereto from all liability for damage due to any act or neglect of the other party (except as hereinafter provided) occasioned to property owned by said parties which is or might be incident to or the result of a fire or any other casualty against loss for which either of the parties is now carrying on hereafter may carry insurance; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful, wanton, or premeditated negligence of either of the parties hereto, and the parties hereto further covenant that any insurance that they obtain on their respective properties shall contain an appropriate provision whereby the insurance company or companies consent to the mutual release of liability contained in this Paragraph.

      19. DEFAULT: If default is made in the payment of any installment of rent on the due date thereof, or if LESSEE shall default in the performance of any other Agreement (other than payment of rent) and such default (other than payment of rent) continues for 30 days after written notice thereof, or if the Leased Premises be vacated or abandoned in violation of the terms hereof, then in any such event this Lease shall terminate, at the option of the LESSOR, and LESSOR may re-enter the Leased Premises and take possession thereof, with or without force or legal process and without notice or demand, the service of notice, demand or legal process being hereby expressly waived, and upon such entry, as aforesaid, this Lease shall terminate and the LESSOR may exclude LESSEE from the Leased Premises, changing the lock on the door or doors if deemed necessary, without being liable to LESSEE for any damages or for prosecution therefore, LESSOR's rights in such event may be enforced by action in unlawful detainer or other proper legal action, and the LESSEE shall remain liable for a sum equal to the entire rent payable to the end of the term hereof and shall pay any loss or deficiency sustained by the LESSOR on account of the Leased Premises being let for the remainder of the then current term for a sum less than the amount due hereunder. LESSOR, as agent for LESSEE without notice, may re-let the Leased Premises or any part thereof for the remainder of the then current term for a sum less than the amount due hereunder. LESSOR, as agent for LESSEE without notice, may re-let the Leased Premises or any part thereof for the remainder of the term or for any longer or shorter period as opportunity may offer, and at such rentals as may be obtained, and LESSEE agrees to pay the difference between a sum equal to the amount of rent payable during the residue of the term and the net rent actually received by the LESSOR during the term after deducting all expenses of every kind for repairs, recovering possession and re-letting the same, which difference shall accrue and be payable monthly.

      20. WAIVER: The rights and remedies of the LESSOR under this Lease, as well as those provided or accorded by law, shall be cumulative, and none shall be exclusive of any other rights or remedies hereunder or allowed by law. A waiver by LESSOR of any breach or breaches, default or defaults, of LESSEE hereunder shall be in writing and shall not be deemed or construed to be a continuing waiver of such breach or default nor as a waiver of or permission, expressed or implied, for any subsequent breach or default, and it is agreed that the acceptance by LESSOR of any installment of rent subsequently to the date the same should have been paid hereunder, shall in no manner alter or affect the covenant and obligation of LESSEE to pay subsequent installments for rent promptly upon the due date thereof. No receipt of money by LESSOR after the termination of this Lease shall reinstate, continue or extend the term hereof.

      21. NOTICES: Any notice required to be given by either party to the other shall be deposited in the United States mail, certified, postage prepaid, addressed to the following:

      To LESSOR:

            Rockhill Limited Partnership
            10435 Baur Blvd.
            St. Louis, MO 63132

      To LESSEE:
            Barry Bland
            Vice President
            Mayflower Contract Services, Inc.
            544 Clark
            Kirkwood, MO 63122
      with a copy to:

            Paul D. Larson
            Senior Vice President
            Mayflower Contract Services, Inc.
            5360 College Blvd.
            Overland Park, KS 66211

      22. SUCCESSORS: The provisions, covenants and conditions of this Lease shall bind and inure to the benefit of the legal representatives, heirs, successors and assigns of each of the parties hereto, except that no assignment or subletting may be made by LESSEE without the written consent Of LESSOR.

      23. QUIET POSSESSION: LESSOR agrees that so long as LESSEE fully complies with all of the terms, covenants and conditions here contained on LESSEE's part to be kept and performed, LESSEE shall and may peaceably and quietly have, hold and enjoy the said Leased Premises for the term aforesaid, it being expressly understood and agreed that, however, the aforesaid covenent of quiet enjoyment shall be binding upon the LESSOR only so long as LESSOR remains the owner in fee or leasehold of the Leased Premises, anything to the contrary in this instrument notwithstanding. LESSOR and LESSEE covenants and represents to each other that each has full right, title, power and authority to make, execute and deliver this Lease.

      24. BANKRUPTCY: Neither this Lease nor any interest therein nor any estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law during the term of this Lease or any renewal thereof.

      25. REMEDIES: If LESSEE should default under the terms of this Lease and such default is not cured in accordance with the terms hereof, LESSOR shall be entitled to take any available action, in law or in equity and shall also be entitled to all reasonable costs, charges, expenses and attorney's fees incurred in connection therewith.

      26. ENTIRE AGREEMENT; SEVERABILITY: This Lease contains the entire Agreement between the parties, and no modification of this Lease shall be binding upon the parties unless evidenced by an agreement in writing signed by the LESSOR and the LESSEE after the date hereof. If any provision of this Lease shall be held invalid, the remaining provisions be unaffected by such invalidity and shall be enforceable in accordance with their terms.

      27. HAZARDOUS WASTES AND ENVIRONMENTAL MATTERS.

            (A) LESSEE hereby waives and relinquishes any indemnification by or from LESSOR, expressed or implied, for any costs or liabilities arising out of or related to the discharge, release or presence of any hazardous or toxic waste, substance, or constituent or other substances on, in, or from the Leased Premises, which discharge, release or presence first occurs on or after July 15, 1995, and before the end of the Lease term or any extensions or renewals thereof. LESSEE shall indemnify, hold harmless and defend LESSOR against and in respect of any and all liability, claim, loss, cost, damage, expense (including attorneys' fees and remedial costs), fine, penalty, suit, demand or other action, including but not limited to those matters related to the death, dismemberment or other injury to any person, asserted against LESSOR resulting from, arising out of, related to or in connection with the (i) release by LESSEE, its agents, contractors or employees, from or upon the Leased Premises of any hazardous or toxic substance, waste, constituent or other substance into the environment; (ii) any arrangement by LESSEE, its affiliates, or agents for the treatment, recycling, storage or disposal at any facility owned or operated by any person or entity of a hazardous or toxic substance, waste, constituent or other substance which has been or may be deposited at, disposed on, or released onto the Leased Premises; and (iii) cleanup or other remedial measures with regard to environmental pollution caused by LESSEE, its affiliates or agents, which may be required by any governmental agency pursuant to federal, state or local statutes or regulations, including with limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. et seq. ("CERCLA").

            (B) LESSOR hereby waives and relinquishes any indemnification by or from LESSEE, express or implied, for any costs or liabilities arising out of or related to the presence, discharged or release of any hazardous or toxic waste, substance, or constituent or other substances on, in, or from the Leased Premises, which presence, discharge, or release occurs before July 15, 1995, or after the expiration of this Lease including any extensions or renewals hereof. LESSOR shall indemnify, hold harmless and defend LESSEE against and in respect of any and all liability, claim, loss, cost, damage, expense (including attorneys' fees and remedial costs), fine, penalty, suit, demand or other action, including but not limited to those matters related to the death, dismemberment or other injury to any person, asserted against LESSEE resulting from, arising out of, related to or in connection with the: (i) release from or upon the Leased Premises of any hazardous or toxic substance, waste, constituent or other substance into the environment, (ii) the treatment, recycling, storage or disposal at any facility owned or operated by any person or entity of a hazardous or toxic substance, waste, constituent or other substance which has been deposited at, disposed on, or released onto the Leased Premises;

and (iii) cleanup or other remedial measures with regard to environmental pollution caused by LESSOR, its predecessors in title, affiliates, agents or lessees which may be required by any governmental agency pursuant to federal, state, or local statues or regulations, including with limitation, CERCLA.

            (C) To the extent any provision of this Paragraph 27 is inconsistent with any other term of this Lease, this Paragraph 27 shall prevail.

            (D) The provisions of this Paragraph 27 shall survive the expiration or earlier termination of this Lease.

            IT WITNESS WHEREOF, the parties have signed triplicate copies hereof.

                                   MAYFLOWER CONTRACT SERVICES, INC.


                                   By /s/ [ILLEGIBLE]
                                      ----------------------------------------

                                                   LESSEE

                                   ROCKHILL LIMITED PARTNERSHIP


                                   By /s/ Harry T. Bussmann, III
                                      ----------------------------------------
                                      Harry T. Bussmann, III,
                                      General Partner

                                                   LESSOR

                                   EXHIBIT "A"

The real estate and improvements located at 6810 Prescott, St. Louis City, Missouri 63110, said property being more particularly described as follows:

A parcel of CB 3511 Bulwer with approximately 6.601 acres of the O'Falon Estate Addition bounded on the South 640 feet NNL of Newman, plus a parcel of CB 4200
W. N. Front with .773 acres bounded W 425 feet E E.L. of Broadway, plus a parcel of CB 4200 N Front with .056 acres survey 926 addition bounded W 292 feet E of Broadway.

                                    SUBLEASE

      THIS SUBLEASE is made and entered into this 28th day of May, 1996, by and between Mayflower Contract Services, Inc. doing business as Laidlaw Transit, Inc., hereinafter referred to as "SUBLESSOR" and Atlantic Express of Missouri, hereinafter referred to as "SUBLESSEE".

      WHEREAS, SUBLESSOR is a Tenant under a Lease dated June 30, 1993, and Amendment to Lease dated April 28, 1995, (hereinafter said Lease and Amendment shall be referred to as the "Prime Lease"), for a property located at 6810 Prescott, St. Louis, Missouri (hereinafter referred to as the "Premises"), wherein Rockhill Partnership (hereinafter referred to as the "Landlord") is the Lessor and SUBLESSOR is the Lessee; and

      WHEREAS, SUBLESSEE wishes to sublease the Premises subject to said Prime Lease from SUBLESSOR.

      NOW, THEREFORE, for and in consideration of the above premises and the mutual promises and covenants contained herein, the parties agree as follows:

      1. SUBLESSOR does hereby Sublease the Premises subject to the Prime Lease upon the terms and conditions as set forth herein.

      2. SUBLESSEE, by its acceptance of this Sublease, assumes the performance of all SUBLESSOR'S duties and obligations under the assigned Prime Lease, and will hold SUBLESSOR harmless, including any attorneys fees, from any liability or loss resulting from the performance or nonperformance of SUBLESSEE'S duties and obligations under said Prime Lease.

      3. This Sublease is conditioned upon the approval of Rock Hill Partnership, the Landlord to this Sublease.

      4. Notwithstanding the foregoing, SUBLESSOR shall retain ownership of the security deposit as set forth in Paragraph 1 of the Prime Lease Addenda. The Landlord shall be entitled to retain a security deposit of $8,400 from Atlantic Express of Missouri and a security deposit of $6,600 from Laidlaw Transit, Inc. totaling $15,000 throughout the term of the Prime Lease, pursuant to the terms and conditions of the Prime Lease and to secure the performance of SUBLESSEE'S duties and obligations under the Prime Lease. Should, at the termination of the Prime Lease, SUBLESSEE have completed all of its duties and obligations and the security deposit be refundable, then, any security deposit so refunded shall be refunded to SUBLESSOR, pursuant to the terms of this Sublease.

      5. SUBLESSEE shall pay all rents due under said Prime Lease directly to the Landlord under said Prime Lease commencing July 1,1996 through June 30, 1998. The rent due under the Prime Lease shall be as follows:

          July 1, 1996 - June 30, 1997 =    $8,400/month

          July 1, 1997 - June 30, 1998 =    $8,700/month

      6. In case of default of SUBLESSEE under the terms of the Prime Lease or this Sublease, SUBLESSOR may terminate this Sublease and retake possession of the Premises using


SUBLESSOR INITIAL /s/ [ILLEGIBLE]   -Page 1-   SUBLESSEE INITIAL /s/ [ILLEGIBLE]
any and all lawful means. SUBLESSEE shall be accountable to SUBLESSOR for any and all damages incurred by SUBLESSOR, including attorneys fees, arising from SUBLESSEE'S breach of this Sublease or the Prime Lease.

      7. In the event SUBLESSEE shall breach this Sublease or fail to perform any of the covenants assumed herein, the Landlord may assert claims for damages suffered by the Landlord against SUBLESSEE and such claims shall not preclude or limit the Landlord from asserting claims for additional damages or asserting other remedies against the SUBLESSOR or SUBLESSOR'S security deposit as referred to in Paragraph 4 above. In the event the Landlord is required to institute any such claims, the SUBLESSEE agrees to pay the reasonable cost and attorney's fees incurred by the Landlord in connection therewith.

      8. This Sublease is binding upon the parties hereto and shall inure to the benefit of the parties hereto and the Landlord and their respective heirs, personal representatives, successors and assigns. This Sublease may not be amended or cancelled, the Premises may not be further subleased, and neither SUBLESSOR or SUBLESSEE may assign their rights hereunder, without the prior written consent of Landlord.

      IN WITNESS WHEREOF, the parties have executed this Sublease on the day and year first above written.

SUBLESSOR:                              SUBLESSEE:

MAYFLOWER CONTRACT SERVICES,
INC. DOING BUSINESS AS LAIDLAW
TRANSIT, INC.                           ATLANTIC EXPRESS OF MISSOURI


By: /s/ [ILLEGIBLE]                     By: /s/ David T. [ILLEGIBLE]
   --------------------------               -------------------------

      This First Amendment to Lease ("First Amendment") is entered into the 28th of April, 1995, by and between Rock Hill Limited Partnership, a Missouri limited partnership ("Landlord"), whose address is 10435 Baur Blvd., St. Louis, Missouri 63132, and Laidlaw Transit, Inc., a Missouri corporation, ("Tenant"), whose address is 2210 S. 7th Street, St. Louis, Missouri 63104.

                                    RECITALS

      Tenant currently leases from Landlord certain real property and improvements thereon located in City of St. Louis, Missouri, known as 6810 Prescott pursuant to a Lease dated June 30, 1993.

                                   AGREEMENT

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

      1. Rent. The rent which Tenant is obligated to pay pursuant to the Lease, shall be as follows:

      o     July 1, 1995, through June 30, 1996, $8,l00.00/month.
      o     July 1, 1996, through June 30, l997, $8,400.00/month.
      o     July 1, 1997, through June 30, 1998, $8,700.00/month.

      2. Incorporation of Recitals. The Recitals to this First Amendment are incorporated herein and made a part hereof.

      3. Incorporation of Lease. The terms and conditions of this First Amendment shall be deemed incorporated into the Lease and shall be governed, enforced and interpreted in accordance therewith.

      4. No Additional Amendments. The Lease shall be amended and modified only to the extent and as specifically provided for in this First Amendment; it is otherwise ratified and affirmed.

      5. Drafting of First Amendment. This First Amendment is a product of the negotiations of both parties. For convenience, it has been drafted by one of the parties and it shall not be construed in favor of, or against, either party simply because it was drafted by one party.

      6. No Default Waiver. This First Amendment does not waive any prior, present or future default by either party hereto which has occurred or may occur under the terms of the Lease.

      7. Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

LANDLORD                           TENANT
Rock Hill Limited Partnership,     Laidlaw Transit, Inc., a Missouri Corporation
a Limited Partnership


by /s/ [ILLEGIBLE]                 by /s/ [ILLEGIBLE]
  -----------------------------       -------------------
  Title Gen'l Partner              Title Dist Dir of Maint

                             ACCEPTANCE OF SUBLEASE

      COMES NOW Rock Hill Partnership and hereby accepts the terms and conditions of the Sublease by and between Mayflower Contract Services, Inc. doing business as Laidlaw Transit, Inc., SUBLESSOR and Atlantic Express of Missouri, SUBLESSEE. The Landlord does not release Laidlaw Transit, Inc. from liability under said Prime Lease, but hereby accepts the Sublease and Assignment and accepts Atlantic Express of Missouri, first, for all duties and obligations of Tenant under said Prime Lease, but should Atlantic Express of Missouri fail to fulfill said obligations, then Rock Hill Partnership may look to Laidlaw Transit, Inc. for fulfillment of said terms and obligations. Notwithstanding the foregoing, should Atlantic Express of Missouri, as Tenant, fully perform all of its duties and obligations under said Prime Lease and should the security deposit, as set forth in Paragraph 1 of said Prime Lease Addenda, be due and owing at the termination of the initial term of the Prime Lease, then $8,400 of the security deposit shall be returned to Atlantic Express of Missouiri and the balance of $6,600 of the security deposit shall be returned to Laidlaw Transit, Inc.

      Notwithstanding the foregoing, Rock Hill Partnership, may not make any agreement with SUBLESSEE which would increase the duties and obligations of SUBLESSEE or SUBLESSOR without the written approval of SUBLESSOR. Furthermore, no option to extend said Prime Lease shall be made between SUBLESSEE and SUBLESSOR.

      Any and all notices to be sent under the terms of the Prime Lease by Rock Hill Partnership shall be sent to both Laidlaw Transits, Inc. at _______________ and Atlantic Express of Missouri at 6810 Prescott, St. Louis, Missouri.

ROCK HILL PARTNERSHIP L.P.


By /s/ Harry T. Bussmann, III
   ----------------------------------------
   General Partner

                                    SUBLEASE

      THIS SUBLEASE is made and entered into this 28th day of May, 1996, by and between Mayflower Contract Services, Inc. doing business as Laidlaw Transit, Inc., hereinafter referred to as "SUBLESSOR" and Atlantic Express of Missouri, hereinafter referred to as "SUBLESSEE".

      WHEREAS, SUBLESSOR is a Tenant under a Lease dated June 30, 1993, and Amendment to Lease dated April 28, 1995, (hereinafter said Lease and Amendment shall be referred to as the "Prime Lease"), for a property located at 6810 Prescott, St. Louis, Missouri (hereinafter referred to as the "Premises"), wherein Rockhill Partnership (hereinafter referred to as the "Landlord") is the Lessor and SUBLESSOR is the Lessee; and

      WHEREAS, SUBLESSEE wishes to sublease the Premises subject to said Prime Lease from SUBLESSOR.

      NOW, THEREFORE, for and in consideration of the above premises and the mutual promises and covenants contained herein, the parties agree as follows:

      1. SUBLESSOR does hereby Sublease the Premises subject to the Prime Lease upon the terms and conditions as set forth herein.

      2. SUBLESSEE, by its acceptance of this Sublease, assumes the performance of all SUBLESSOR'S duties and obligations under the assigned Prime Lease, and will hold SUBLESSOR harmless, including any attorneys fees, from any liability or loss resulting from the performance or nonperformance of SUBLESSEE'S duties and obligations under said Prime Lease.

      3. This Sublease is conditioned upon the approval of Rock Hill Partnership, the Landlord to this Sublease.

      4. Notwithstanding the foregoing, SUBLESSOR shall retain ownership of the security deposit as set forth in Paragraph 1 of the Prime Lease Addenda. The Landlord shall be entitled to retain a security deposit of $8,400 from Atlantic Express of Missouri and a security deposit of $6,600 from Laidlaw Transit, Inc. totaling $15,000 throughout the term of the Prime Lease, pursuant to the terms and conditions of the Prime Lease and to secure the performance of SUBLESSEE'S duties and obligations under the Prime Lease. Should, at the termination of the Prime Lease, SUBLESSEE have completed all of its duties and obligations and the security deposit be refundable, then, any security deposit so refunded shall be refunded to SUBLESSOR, pursuant to the terms of this Sublease.

      5. SUBLESSEE shall pay all rents due under said Prime Lease directly to the Landlord under said Prime Lease commencing July 1,1996 through June 30, 1998. The rent due under the Prime Lease shall be as follows:

          July 1, 1996 - June 30, 1997 =    $8,400/month

          July 1, 1997 - June 30, 1998 =    $8,700/month

      6. In case of default of SUBLESSEE under the terms of the Prime Lease or this Sublease, SUBLESSOR may terminate this Sublease and retake possession of the Premises using


SUBLESSOR INITIAL /s/ [ILLEGIBLE]   -Page 1-   SUBLESSEE INITIAL /s/ [ILLEGIBLE]
any and all lawful means. SUBLESSEE shall be accountable to SUBLESSOR for any and all damages incurred by SUBLESSOR, including attorneys fees, arising from SUBLESSEE'S breach of this Sublease or the Prime Lease.

      7. In the event SUBLESSEE shall breach this Sublease or fail to perform any of the covenants assumed herein, the Landlord may assert claims for damages suffered by the Landlord against SUBLESSEE and such claims shall not preclude or limit the Landlord from asserting claims for additional damages or asserting other remedies against the SUBLESSOR or SUBLESSOR'S security deposit as referred to in Paragraph 4 above. In the event the Landlord is required to institute any such claims, the SUBLESSEE agrees to pay the reasonable cost and attorney's fees incurred by the Landlord in connection therewith.

      8. This Sublease is binding upon the parties hereto and shall inure to the benefit of the parties hereto and the Landlord and their respective heirs, personal representatives, successors and assigns. This Sublease may not be amended or cancelled, the Premises may not be further subleased, and neither SUBLESSOR or SUBLESSEE may assign their rights hereunder, without the prior written consent of Landlord.

      IN WITNESS WHEREOF, the parties have executed this Sublease on the day and year first above written.

SUBLESSOR:                              SUBLESSEE:

MAYFLOWER CONTRACT SERVICES,
INC. DOING BUSINESS AS LAIDLAW
TRANSIT, INC.                           ATLANTIC EXPRESS OF MISSOURI


By: /s/ [ILLEGIBLE]                     By: /s/ David Kessler
   --------------------------               -------------------------